Exhibit 99.1 The following presentation materials will be used by Citizens Community Bancorp, Inc. at one or more investor relations conferences, or meetings with analysts or potential investors. 1

Filed Pursuant to Rule 433 Registration Statement No. __________ Issuer Free Writing Prospectus Dated October __, 2015 Relating to Preliminary Prospectus Supplement Dated October __, 2015 D.A. Davidson Financial Institutions Conference May 7-8, 2019 2

Cautionary Notes and Additional Disclosures CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCF Bank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include the satisfaction of the conditions to closing the proposed merger in the anticipated timeframe or at all; the failure to obtain necessary regulatory and shareholder approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement; the ability to realize the anticipated benefits of the proposed merger; the ability to successfully integrate the businesses; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the negative effects of the announcement or the consummation of the proposed merger on the market price of CZWI common stock; significant transaction costs and unknown liabilities; litigation or regulatory actions related to the proposed transaction; conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting CZWI or CCF Bank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; risks posed by acquisitions and other expansion opportunities; difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward- looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018 and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. UNAUDITED PRO FORMA FINANCIAL INFORMATION This presentation contains certain unaudited pro forma information regarding the financial condition and results of operations of the company after giving effect to the acquisition of F. & Bancorp. of Tomah, Inc. (“F&M”) and other pro forma adjustments. The unaudited pro forma information assumes that the acquisition is accounted for under the acquisition method of accounting, and that the assets and liabilities of F&M will be recorded by CZWI at their respective fair values as of the date the acquisition is completed. The unaudited proforma balance sheet gives effect to the transaction as if the acquisition had occurred on March 31, 2019. The unaudited pro forma information has been derived from and should be read in conjunction with the consolidated financial statements and related notes of CZWI, which are included in its Transition Report on Form 10-K for the period ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q. The unaudited pro forma information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. This unaudited pro forma information reflects adjustments to illustrate the effect of the acquisition had it been completed on the date indicated, which are based upon preliminary estimates, to record F&M’s identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The unaudited pro forma information also does not consider any potential effects of changes in market conditions on revenues, potential revenue enhancements, or asset dispositions, among other factors. The purchase price allocation reflected in this information is preliminary, and the final allocation of the purchase price will be based upon the actual purchase price and the fair value of F&M’s assets and liabilities as of the date of the completion of the acquisition. In addition, following the completion of the acquisition, there may be further refinements of the purchase price allocation as additional information becomes available. Accordingly, the final purchase accounting adjustments may differ materially from the pro forma adjustments reflected in this presentation. 3

Cautionary Notes and Additional Disclosures (Cont’d) NON-GAAP FINANCIAL MEASURES These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROATCE, tangible book value per share and tangible common equity / tangible assets. Reconciliations of all Non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is being made in respect of the proposed merger transaction between CZWI and F. & M. Bancorp. of Tomah, Inc. (“F&M”). In connection with the proposed merger, CZWI has filed with the SEC a registration statement on Form S-4 (File No. 333-231011) that included the preliminary proxy statement of F&M and a preliminary prospectus of CZWI, as well as other relevant documents regarding the proposed merger. These materials have not yet become effective, are not yet final and may be amended. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will be sent to F&M shareholders. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT CZWI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The registration statement, including the proxy statement/prospectus, and other relevant documents (when they become available), and any other documents filed by CZWI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CZWI's website at www.ccf.us, or by directing a request to CZWI's CEO, Stephen Bianchi at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Stephen M. Bianchi or by e-mail at sbianchi@ccf.us. F&M and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from F&M’s shareholders in connection with the proposed merger. Information about such participants may be obtained by reading the proxy statement/prospectus and the other relevant documents regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph. 4

CZWI Focus Items ENHANCING THE QUANTITY AND QUALITY OF EARNINGS We are enhancing shareholder value by improving the loan and deposit mix, deepening customer relationships and strengthening other sources of revenue. EXPERTISE IN COMMERCIAL & AG BANKING We take pride in serving small and mid-sized business and Ag operators in our communities with the best professionals, products and process. EXPERIENCED & PROVEN STRATEGIC LEADERSHIP TEAM Our team has over 182 years of banking experience to draw upon with national, regional and community banks. ENTERPRISE PRODUCTIVITY & RISK MANAGEMENT We are leveraging technology to improve productivity and support future growth, while proactively managing operating and credit risk. 5

Key Market Differentiators • Serving small to mid-sized • Experienced, energetic entrepreneurs leadership team • Responsive professionals • Accountability for doing the • Products to compete vs. big right thing and getting results banks, superior to smaller • Entrepreneurial spirit, winning community banks attitude BUSINESS CULTURE MODEL STRATEGIC GROWTH CREDIT • Loan and deposit growth • Prudent risk taking through prudent M&A • Process driven, transparent • Robust commercial loan and • Nimble, centralized approval deposit growth process • Quality and quantity of • Proactive risk management earnings improving 6

Execution of Current Business Strategy Total Loans Loans / Deposits $1,200 120% $993 $1,020 $1,000 110% 103% 102% $759 99% 99% 99% $800 $733 100% $574 $600 90% $400 80% $200 70% $0 60% 2016 2017 2018 Dec-18 Mar-19 2016 2017 2018 Dec-18 Mar-19 NPAs / Assets(1) 3.0% 2.5% 2.0% 1.49% 1.5% 1.14% 1.03% 1.0% 0.83% 0.62% 0.5% 0.0% 2016 2017 2018 Dec-18 Mar-19 (1) Nonperforming assets include nonaccrual loans, accruing loans past due 90 days or more, other real estate owned and other collateral owned Note: Dec-18 refers to the 3 – Month period ended December 31, 2018; Mar–19 refers to the 3- Month period ended March 31, 2019 Source: SEC filings; Company documents 7

Execution of Current Business Strategy (1) (1) (3) (2) (2) (2) (2) (1) Return on Average Assets (ROAA); Return on Average Tangible Common Equity (ROATCE) (2) Annualized (3) Non-GAAP financial measure: see appendix for reconciliations Note: Dec-18 refers to the 3 – Month period ended December 31, 2018; Mar–19 refers to the 3- Month period ended March 31, 2019 Source: SEC filings; Company documents 8

Net Income and Diluted EPS Net Income as Adjusted and EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Income and EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. Note: Dec-18 refers to the 3 – Month period ended December 31, 2018; Mar–19 refers to the 3- Month period ended March 31, 2019 Source: SEC filings; Company documents 9

Loan Portfolio . CZWI has transformed its loan portfolio through organic growth and acquisitions . Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans . Credit quality remains a focus in conjunction with loan growth ($000s) 2016 FY 2017 FY 2018 FQ3 2018 FQ4 Dec-18 Mar-19 1-4 Family 176,362 193,535 166,660 156,182 185,433 149,765 Cons & Other 195,424 141,596 111,774 104,486 105,229 94,448 C&D - 1-4 Family $3,924 $6,265 $4,454 $5,871 $14,845 $11,142 C&D - Commercial $14,809 $17,196 $14,952 $16,422 $20,273 $42,446 Ag. Real Estate 27,997 68,003 70,881 70,517 86,015 90,919 Ag. 14,466 23,874 26,367 26,549 36,327 36,254 HELOC 9,775 52,901 48,642 46,784 44,954 49,388 MRQ Owner-Occ. CRE 23,311 56,122 69,723 77,657 142,107 144,378 Yield Investor 1-4 CRE 32,170 48,351 56,466 57,366 62,806 82,180 5.05% Non-Owner Occ. CRE 30,813 52,902 79,712 83,699 133,229 145,189 C&I 26,062 49,640 69,411 69,975 100,271 96,367 Multifamily 19,135 26,228 45,707 48,062 69,399 83,960 Total Gross Loans $574,248 $736,613 $764,749 $763,570 $1,000,888 $1,026,436 Source: Company Documents; Call Report 10

Commercial Loan Detail . Commercial loan portfolio well diversified . Total portfolio of $732.9 million at 03/31/2019 . Strong growth in all commercial loan categories . Average note size is under $264 thousand ($M) Dec-18 Mar-19 C&D $35.1 $42.4 Non-Owner Occ. CRE 133.3 145.2 Investor 1-4 CRE 62.8 93.3 Multifamily 69.4 84.0 Ag. Real Estate 86.0 90.9 Ag. 36.3 36.3 Owner-Occ. CRE 142.1 144.4 C&I 100.3 96.4 Total Gross Commercial Loans $665.3 $732.9 Source: Company documents, S&P Global Market Intelligence, bank level regulatory data (call report) 11

Deposit Composition . Since 2016 FQ2, demand deposit growth has significantly outpaced the growth of the rest of the portfolio . CZWI remains focused on a lower cost deposit base Deposit Composition - Quarter Lookback ($000) 2017 FQ2 2017 FQ3 2017 FQ4 2018 FQ1 2018 FQ2 2018 FQ3 2018 FQ4 Dec-18 Mar-19 Demand $99,355 $98,804 $221,761 $226,889 $230,559 $232,319 $225,420 $309,691 $332,695 * NOW & Other Trans. 157 721 1,457 848 1,248 931 1,311 15,017 1,310 MRQ MMDA & Sav 175,942 181,002 228,511 224,780 215,666 213,796 206,644 318,338 333,849 Cost of Deposits CDs < 100k 132,806 127,673 177,659 172,403 187,230 184,560 195,157 225,371 219,571 1.03% CDs > 100k 122,669 110,933 113,116 116,149 113,912 112,929 117,997 139,095 143,224 Total Deposits $530,929 $519,133 $742,504 $741,069 $748,615 $744,535 $746,529 $1,007,512 $1,030,649 Source: SEC filings 12

Market Demographics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire: . Features a broad-based, diverse economy, which is driven by commercial, retail and medical industries Mankato: . The Mankato market also possesses a broad-based, diverse economy Eau Claire Area Employers Mankato Area Employers Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images 13

Citizens Community Bancorp Inc.

# Net Interest Margin Analysis

| ($ Dollars in Thousands) | Quarter ended March 31, 2019 Average Balance | Interest Income/ Expense | Average Yield/ Rate | Quarter ended December 31, 2018 Average Balance | Interest Income/ Expense | Average Yield/ Rate |
|---|---|---|---|---|---|---|
| **Average interest earning assets:** | | | | | | |
| Cash and cash equivalents | $ 26,014 | $ 168 | 2.62% | $ 40,733 | $ 195 | 1.90% |
| Loans receivable | 996,778 | 12,414 | 5.05% | 921,951 | 11,839 | 5.09% |
| Interest-bearing deposits | 6,913 | 39 | 2.29% | 7,268 | 40 | 2.18% |
| Investment securities (1) | 156,157 | 947 | 2.57% | 145,114 | 861 | 2.47% |
| Non-marketable equity securities, at cost | 10,375 | 150 | 5.86% | 7,974 | 112 | 5.57% |
| Total interest earning assets | $ 1,196,237 | $ 13,718 | 4.66% | $ 1,123,040 | $ 13,047 | 4.62% |
| **Average interest-bearing liabilities:** | | | | | | |
| Total deposits | $ 873,131 | $ 2,593 | 1.20% | $ 815,838 | $ 2,131 | 1.04% |
| FHLB Advances & Other Borrowings | 126,239 | 1,063 | 3.41% | 99,595 | 876 | 3.49% |
| Total interest bearing liabilities | $ 999,370 | $ 3,656 | 1.48% | $ 915,433 | $ 3,007 | 1.30% |
| Net interest income | | $ 10,062 | | | $ 10,040 | |
| **Interest Rate Spread** | | | **3.18%** | | | **3.32%** |
| **Net interest margin** | | | **3.43%** | | | **3.56%** |

(1) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended March 31, 2019 and December 31, 2018.

14

Recent Franchise Expansion  CZWI has been focused on transforming the Company away from a consumer based bank into a commercial focused operation, creating a strengthened franchise value through this process 2016 Acquisition of 2 Central Bank branches in Northwestern WI: $27.1 million deposits 2016 Acquisition of Community Bank of Northern Wisconsin (Rice Lake, WI): $167 million in assets 2017 Acquisition of Wells Financial Corp. (Wells, MN): $256 million in assets 2018 Acquisition of United Bank (Osseo, WI): $315 million in assets 2019 Proposed Acquisition of F. & M. Bank (Tomah Wisconsin): $195 million in assets Source: SEC filings; Note: transaction terms based on announcement 15

Pro Forma Map CZWI Locations (1) F. & M. Bancorp Locations (1) Includes acquisition of United Bank Source: S&P Global Market Intelligence 16

Transaction Highlights • Transaction adds an adjacent market to CZWI’s Wisconsin presence with Tomah branch locations that are attractively located nearby CZWI’s Eau Claire and Osseo markets • Transaction provides CZWI with a stable, modestly priced deposit base for organic growth opportunities • At closing, the combined pro forma assets will exceed $1.4 billion, while deposits will be approximately $1.2 billion • Attractive transaction pricing at 105.8% of TBV and 16.0x LTM EPS • Immediately accretive to EPS(1) as the transaction is expected to generate earnings accretion of over 13% in the first full year after closing • Tangible book value payback period of approximately 3 years • Continued focus on building efficiencies as a commercial bank (1) Excludes one-time merger costs and includes acquisition of United Bank 17

Transaction Rationale . Straightforward follow-on acquisition to United Bank with stable deposits concentrated in one market . Strategic Accelerates pro forma franchise growth in total assets and deposits . Consistent with CZWI’s strategy of “re-formulating” its loan and Rationale deposit composition and net interest margin . Immediately accretive to EPS(1) Financially . Attractive EPS accretion in subsequent years Attractive . TBV Dilution Payback Period of approximately 3 years . Further operating efficiencies to be realized . Transaction will be CZWI’s fourth acquisition since 2016 Low Risk . 2.2% credit mark of total loan portfolio Integration . 72% coverage of loan balances in credit diligence . Retention of key people is part of the transaction structure (1) Excludes one-time merger costs 18

Transaction Terms F. & M. Bancorp of Tomah Transaction Value(1) $21.6 million Consideration 85% Cash, 15% Stock Price/TBV 105.8% Price/LTM EPS(2) 16.0x Customary regulatory and F. & M. Bancorp of Required Approvals Tomah shareholder approval Expected Closing Summer 2019 (1) Based on total F. & M. Bancorp of Tomah outstanding shares of 216,546 and exchange ratio of 1.3350, and CZWI share price of $11.11 (2) Based on normalized net income available to common of $1.3 million for the twelve months ended 9/30/18 19

Pro Forma Loans CZWI F. & M. ProForma Composition Composition Composition Loan Type ($000) % of Total Loan Type ($000) % of Total Loan Type ($000) % of Total Constr & Dev 53,588 5.2% Constr & Dev 2,751 2.1% Constr & Dev 56,339 4.9% 1-4 Family Residential 149,765 14.6% 1-4 Family Residential 18,246 14.2% 1-4 Family Residential 168,011 14.5% Home Equity 49,388 4.8% Home Equity 975 0.8% Home Equity 50,363 4.4% Owner - Occ CRE 144,378 14.0% Owner - Occ CRE 31,104 24.1% Owner - Occ CRE 175,482 15.2% Other CRE 227,369 22.2% Other CRE 25,911 20.1% Other CRE 253,280 21.9% Multifamily 83,960 8.2% Multifamily 11,234 8.7% Multifamily 95,194 8.2% Commercial & Industrial 96,367 9.4% Commercial & Industrial 28,566 22.2% Commercial & Industrial 124,933 10.8% Consr & Other 94,448 9.2% Consr & Other 1,403 1.1% Consr & Other 95,851 8.3% Agriculture 36,254 3.5% Agriculture 5,294 4.1% Agriculture 41,548 3.6% Ag. Real Estate 90,919 8.9% Ag. Real Estate 3,364 2.6% Ag. Real Estate 94,283 8.2% Total Loans 1,026,436 100.0% Total Loans 128,848 100.0% Total Loans 1,155,284 100.0% MRQ Yield on Loans: 5.05% MRQ Yield on Loans: 4.75% MRQ Yield on Loans: 5.02% Source: Company Documents; Call Report 20

Pro Forma Deposits CZWI F. & M. ProForma Composition Composition Composition Deposit Type ($000) % of Total Deposit Type ($000) % of Total Deposit Type ($000) % of Total Non Interest Bearing 141,793 13.8% Non Interest Bearing 20,858 13.8% Non Interest Bearing 162,651 13.8% NOW & Other Trans 192,212 18.6% NOW & Other Trans 36,852 24.3% NOW & Other Trans 229,064 19.4% MMDA & Sav 333,849 32.4% MMDA & Sav 58,658 38.7% MMDA & Sav 392,507 33.2% Time Deposits < $100k 219,571 21.3% Time Deposits < $100k 22,209 14.7% Time Deposits < $100k 241,780 20.4% Time Deposits > $100k 143,224 13.9% Time Deposits > $100k 12,939 8.5% Time Deposits > $100k 156,163 13.2% Total Deposits 1,030,649 100.0% Total Deposits $151,516 100.0% Total Deposits $1,182,165 100.0% MRQ Cost of Deposits: 1.03% MRQ Cost of Deposits: 0.71% MRQ Cost of Deposits: 0.99% Loans / Deposits: 99.59% Loans / Deposits: 85.04% Loans / Deposits: 97.73% Source: Company Documents; Call Report 21

Citizens Community Bancorp Inc.

# Pro Forma Balance Sheet

Dollars in thousands, except per share data

**Pro Forma Balance Sheet:**

| | CZWI | F. & M. Bancorp | Fair Value Adjustments | | M&A Adjustments | | Pro Forma |
|---|---|---|---|---|---|---|---|
| | 3/31/19 | 3/31/19 | | | | | |
| Cash and equivalents | $ 47,593 | $ 18,729 | $ - | | $ (25,351) | G | $ 40,971 |
| Securities | 165,094 | 41,745 | - | | - | | $ 206,839 |
| Total loans held for investment | 1,019,678 | 128,840 | (7,250) | A | - | | 1,141,268 |
| Loan loss reserve | (8,707) | (2,831) | 2,831 | B | - | | (8,707) |
| Loans held for sale | 1,231 | - | - | | - | | 1,231 |
| Goodwill | 31,474 | - | - | | 2,799 | H | 34,273 |
| Intangible Assets | 7,174 | | | | 1,352 | I | 8,526 |
| OREO | 2,100 | | (53) | C | - | | 2,047 |
| Net deferred tax asset | | | 920 | D | 742 | J | 1,662 |
| Other assets | 60,953 | 8,769 | - | | - | | 69,722 |
| **Total Assets** | **$ 1,326,590** | **$ 195,252** | **$ (3,551)** | | **$ (20,458)** | | **$ 1,497,832** |
| Total deposits | $ 1,030,649 | $ 150,993 | $ (380) | E | $ - | | $ 1,181,262 |
| Short and long term borrowings | 147,503 | 20,032 | (425) | F | - | | 167,110 |
| Other liabilities | 10,058 | 1,310 | - | | - | | 11,368 |
| **Total Liabilities** | **$ 1,188,210** | **$ 172,335** | **$ (805)** | | **$ -** | | **$ 1,359,740** |
| Common equity | 138,380 | 22,917 | (2,747) | | (20,458) | K | 138,092 |
| **Total Equity** | **$ 138,380** | **$ 22,917** | **$ (2,747)** | | **$ (20,458)** | | **$ 138,092** |
| **Total Liabilities and Equity** | **$ 1,326,590** | **$ 195,252** | **$ (3,552)** | | **$ (20,458)** | | **$ 1,497,832** |
| **Regulatory Capital Ratios:** | | | | | | | |
| **Top-Tier Consolidated** | | | | | | | |
| Tier one Leverage Ratio | 7.93% | 12.57% | | | | | 6.78% |
| Common Equity Tier One Capital Ratio | 9.83% | 17.03% | | | | | 8.54% |
| Tier 1 RBC Ratio | 9.83% | 17.03% | | | | | 8.54% |
| Total RBC Ratio | 12.16% | 18.29% | | | | | 10.62% |

Citizens Community Bancorp Inc.

22

Pro Forma Balance Sheet Footnotes A) 2.2% credit mark; 3.0% interest rate mark; 5.2% total loan mark B) Reversal of existing F. & M. reserves C) 20% mark on OREO D) Deferred tax liability related to E) Deposit fair value adjustment F) Borrowing fair value adjustment G) Cash consideration + options cash out + $4.1 million in estimated transaction expenses H) New goodwill created I) New CDI created (1.0% of F. & M. core deposits) J) Net Deferred tax impact from taxable transaction expenses and DTL of new CDI created K) Elimination of F&M equity, net of fair value and M&A adjustments 23

# Disciplined Acquisition Strategy

Citizens Community Bancorp Inc.

- Strategic consolidation of community banks
  - Provides scale and operating efficiencies
  - Adds experienced and knowledgeable banking talent
  - Opportunity to continue commercial loan growth
  - Opportunity to drive down cost of funds
  - Adds portfolios of seasoned loans
- Maintain disciplined approach
  - Low loan to deposit ratio
  - Low-cost deposit funding
  - Attractive market share
  - Compelling noninterest income
- Enhance the performance of acquired banks
  - Developed core competency evaluating, structuring, acquiring and integrating target banks
- Target markets – Select Midwest Markets
  - Wisconsin – Northwestern/Western/North Central
  - Minnesota – Areas in or in close proximity to micropolitan or metropolitan markets
  - Iowa – Northern Iowa only
- Size Criteria
  - Banks with assets between $100 million and $1.0 billion
- There are 167 banks within our target markets that meet our size criteria

**Areas of Potential Acquisition Opportunities**



CZWI Locations
F. & M. Locations
Potential Markets
Duluth
Superior
Rice Lake
Eau Claire
Minneapolis
St. Paul
Mankato
Mason City
Wausau
La Crosse
Winona
Rochester

| | Total Banks | Median Asset Size |
|---|---|---|
| Banks $100M-$250M | 102 | $154,711 |
| Banks $250M-$500M | 50 | $364,257 |
| Banks $500M-$1.0B | 15 | $689,536 |

Source: FIG Partners, S&P Global Market Intelligence

24

Appendix 25

Citizens Community Bancorp Inc.

# Reconciliation of Non-GAAP Financial Measures

**Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):**

| | FY 2016 | FY 2017 | FY 2018 | Dec-18 | Mar-19 |
|---|---|---|---|---|---|
| GAAP pre-tax earnings | $ 3,859 | $ 3,822 | $ 6,609 | $ 1,822 | $ 1,275 |
| Merger related costs (1) | 701 | 1,860 | 463 | 1,057 | 659 |
| Branch closure costs (2) | 839 | 951 | 26 | 12 | 15 |
| Settlement proceeds (3) | - | (283) | - | - | - |
| FHLB borrowings prepayment fee (4) | - | 104 | - | - | - |
| Audit and Financial Reporting (5) | - | - | - | 135 | 358 |
| Net income as adjusted before income taxes | 5,399 | 6,454 | 7,098 | 3,026 | 2,307 |
| Provision for income tax on net income as adjusted (7) | 1,836 | 2,194 | 1,739 | 832 | 484 |
| Tax cuts and Jobs Act of 2017 (8) | - | - | 338 | - | - |
| Total provision income tax | 1,836 | 2,194 | 2,077 | 832 | 484 |
| Net income as adjusted after income taxes (non-GAAP) (6) | $ 3,563 | $ 4,260 | $ 5,021 | $ 2,194 | $ 1,823 |
| | | | | | |
| GAAP diluted earnings per share, net of tax | $ 0.49 | $ 0.46 | $ 0.58 | $ 0.12 | $ 0.09 |
| Merger related costs, net of tax | 0.09 | 0.23 | 0.06 | 0.07 | 0.05 |
| Branch related costs, net of tax | 0.09 | 0.12 | - | - | - |
| Settlement proceeds | - | (0.03) | - | - | - |
| FHLB borrowings prepayment fee | - | 0.01 | - | - | - |
| Tax Cuts and Jobs Act of 2017 tax provision | - | - | 0.04 | - | |
| Audit and Financial Reporting, net of tax | | | | 0.01 | 0.03 |
| Core diluted earnings per share, net of tax | $ 0.67 | $ 0.79 | $ 0.68 | $ 0.20 | $ 0.17 |
| | | | | | |
| Average diluted shares outstanding | 5,257,304 | 5,378,548 | 7,335,247 | 10,967,386 | 10,986,466 |

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Reconciliation of Non-GAAP Financial Measures (1) Costs incurred are included as data processing, advertising, marketing and public relations, professional fees, compensation and other non-interest expense in the consolidated statement of operations and include costs of $119,000, $461,000 and $0 for the quarters ended March 31, 2019, December 31, 2018 and March 31, 2018, respectively, and $350,000 for the year ended September 30, 2018, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. Professional services includes legal costs related to the sale of the sole Michigan branch included in these Branch closure costs during the quarters ended December 31, 2018 and March 31, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include professional fees related to initial SOX compliance and additional audit and professional fees related to the change in our year end from September 30 to December 31. (6) Net income as adjusted is a non-GAAP measure that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on net income as adjusted is calculated at 21.0% for the quarters ended December 31, 2018 and March 31, 2019 and at 24.5 % for all quarters in fiscal 2018, which represents our federal statutory tax rate for each respective period presented. (8) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 27

Citizens Community Bancorp Inc.

# Reconciliation of Non-GAAP Financial Measures

## Return on Average Tangible Common Equity (ROATCE)

(In thousands except ROATCE)

| | 2016 | 2017 | 2018 | Dec-18 | Mar-19 |
|---|---|---|---|---|---|
| Common Equity | $ 64,544 | $ 73,483 | $135,847 | 138,187 | 138,380 |
| Less: Goodwill | (4,663) | (10,444) | (10,444) | (31,474) | (31,474) |
| Less: Core Deposit and other intangible | (5,449) | (5,449) | (4,805) | (7,501) | (7,174) |
| **Tangible Common Equity (TCE)** | **$ 54,432** | **$ 57,590** | **$120,598** | **$ 99,212** | **$ 99,732** |
| Average Tangible Common Equity | $ 57,891 | $ 56,011 | $ 89,094 | $ 109,905 | $ 99,472 |
| Net Income (annualized for Dec 2018 and Mar 2019) | $ 2,573 | $ 2,499 | $ 4,283 | $ 5,044 | $ 3,812 |
| **ROATCE** | **4.4%** | **4.5%** | **4.8%** | **4.6%** | **3.8%** |

## Proforma Tangible Book Value Per Share (TBVPS)

| | CZWI | Pro Forma |
|---|---|---|
| Total Equity | $ 138,380 | $ 138,092 |
| Less: Goodwill | (31,474) | (34,273) |
| Less: Core deposit and intangibles | (7,174) | (8,526) |
| **Tangible Book Value (TBV)** | **$ 99,732** | **$ 95,293** |
| Shares outstanding | 10,990,033 | 11,279,122 |
| **TBVPS** | **$ 9.07** | **$ 8.45** |

## Proforma Tangible Common Equity /Tangible Assets

| | CZWI | Pro Forma |
|---|---|---|
| **Tangible Common Equity (TCE)** | **$ 99,732** | **$ 95,293** |
| Total Assets | $1,326,590 | $1,497,832 |
| Less: Goodwill | (31,474) | (34,273) |
| Less: Core Deposit and other intangible | (7,174) | (8,526) |
| **Tangible Assets (TA)** | **$1,287,942** | **$1,455,033** |
| **TCE/TA** | **7.7%** | **6.5%** |

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